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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          January 28, 2003
                                                  ------------------------------

                                MERCK & CO., Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)

         1-3305                                                  22-1109110
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(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)

One Merck Drive, PO Box 100, Whitehouse Station, NJ              08889-0100
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    (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code         (908) 423-1000
                                                     ---------------------------
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Item 7. Financial Statements and Exhibits

   (c)  Exhibits

   Exhibit 99(a)     Press release issued January 28, 2003       Filed with
                     regarding earnings for fourth quarter       this document

   Exhibit 99(b)     Certain supplemental information            Filed with
                     not included in the press release           this document

Item 9. Regulation FD Disclosure

Incorporated by reference is a press release issued by the Registrant on January 28, 2003, attached as Exhibit 99(a). Also incorporated by reference is certain supplemental information not included in the press release, attached as Exhibit 99(b). This information is not "filed" pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MERCK & CO., Inc.




Date:  January 28, 2003                  By: /s/ Debra A. Bollwage
                                             -----------------------------
                                                DEBRA A. BOLLWAGE
                                                Assistant Secretary
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                                  EXHIBIT INDEX


Exhibit
Number            Description
 99(a)            Press release issued January 28, 2003
                  regarding earnings for fourth quarter

 99(b)            Certain supplemental information not
                  included in the press release